EXHIBIT 21.1

SUBSIDIARIES

Chalkley Gathering Company, LLC, a Texas limited liability company

Energy Transfer del Peru S.R.L., a sociedad commercial de responsabilidad limitada in Peru

Energy Transfer Fuel GP, LLC, a Delaware limited liability company

Energy Transfer Fuel, LP, a Delaware limited partnership

Energy Transfer Group, LLC, a Texas limited liability company

Energy Transfer Interstate Holdings, LLC, a Delaware limited liability company

Energy Transfer International Holdings LLC, a Delaware limited liability company

Energy Transfer Mexicana, LLC, a Delaware limited liability company

Energy Transfer Partners, L.L.C., a Delaware limited liability company

Energy Transfer Partners GP, L.P., a Delaware limited partnership

Energy Transfer Partners, L.P., a Delaware limited partnership

Energy Transfer Peru LLC, a Delaware limited liability company

Energy Transfer Retail Power, LLC, a Delaware limited liability company

Energy Transfer Technologies, Ltd., a Texas limited partnership

Energy Transfer Water Solutions JV, LLC, a Delaware limited liability company (50% interest)

ET Company I, Ltd., a Texas limited partnership

ET Fuel Pipeline, L.P., a Delaware limited partnership

ETC Canyon Pipeline, LLC, a Delaware limited liability company

ETC Compression, LLC, a Delaware limited liability company

ETC Energy Transfer, LLC, a Delaware limited liability company

ETC Fayetteville Express Pipeline, LLC, a Delaware limited liability company

ETC Fayetteville Operating Company, LLC, a Delaware limited liability company

ETC Gas Company, Ltd., a Texas limited partnership

ETC Gathering, LLC, a Texas limited liability company

ETC Interstate Procurement Company, LLC, a Delaware limited liability company

ETC Intrastate Procurement Company, LLC, a Delaware limited liability company

ETC Katy Pipeline, Ltd., a Texas limited partnership

ETC Lion Pipeline, LLC, a Delaware limited liability company

ETC Marketing, Ltd., a Texas limited partnership

ETC Midcontinent Express Pipeline, L.L.C., a Delaware limited liability company

ETC Midcontinent Express Pipeline II, L.L.C., a Delaware limited liability company

ETC New Mexico Pipeline, L.P., a New Mexico limited partnership

ETC NGL Transport, LLC, a Texas limited liability company

ETC Northeast Pipeline, LLC, a Delaware limited liability company

ETC Oasis GP, LLC a Texas limited liability company

ETC Oasis, L.P., a Delaware limited partnership

ETC Texas Pipeline, Ltd., a Texas limited partnership

ETC Tiger Pipeline, LLC, a Delaware limited liability company

ETC Water Solutions, LLC, a Delaware limited liability company

ETE GP Acquirer LLC, a Delaware limited liability company

ETE Services Company, LLC, a Delaware limited liability company

Fayetteville Express Pipeline, LLC, a Delaware limited liability company (50% interest)

FEP Arkansas Pipeline, LLC, an Arkansas limited liability company (50 % interest of the sole member)

Fermaca Pipeline Anahauc, S. del R.L. de CV, Mexico limited liability company (50% interest)

Five Dawaco, LLC, a Texas limited liability company

Heritage Energy Resources, L.L.C., an Oklahoma limited liability company

Heritage ETC GP, L.L.C., a Delaware limited liability company

Heritage ETC, L.P., a Delaware limited partnership

Heritage Holdings, Inc., a Delaware corporation

Heritage LP, Inc., a Delaware corporation

Heritage Service Corp., a Delaware corporation

Houston Pipe Line Company LP, a Delaware limited partnership

HP Houston Holdings, L.P., a Delaware limited partnership

HPL Asset Holdings LP, a Delaware limited partnership

HPL Consolidation LP, a Delaware limited partnership

HPL GP, LLC, a Delaware limited liability company

HPL Holdings GP, L.L.C., a Delaware limited liability company

HPL Houston Pipe Line Company, LLC, a Delaware limited liability company

HPL Leaseco LP, a Delaware limited partnership

HPL Resources Company LP, a Delaware limited partnership

HPL Storage GP LLC, a Delaware limited liability company

LA GP, LLC, a Texas limited liability company

La Grange Acquisition, L.P., a Texas limited partnership

LG PL, LLC, a Texas limited liability company

LGM, LLC, a Texas limited liability company

Oasis Partner Company, a Delaware corporation

Oasis Pipe Line Company Texas L.P., a Texas limited partnership

Oasis Pipe Line Company, a Delaware corporation

Oasis Pipe Line Finance Company, a Delaware corporation

Oasis Pipe Line Management Company, a Delaware corporation

Oasis Pipeline, LP, a Texas limited partnership

SEC Energy Products & Services, L.P., a Texas limited partnership

SEC Energy Realty GP, LLC, a Texas limited liability company

SEC – EP Realty Ltd., a Texas limited partnership

SEC General Holdings, LLC, a Texas limited liability company

TETC, LLC, a Texas limited liability company

Texas Energy Transfer Company, Ltd., a Texas limited partnership

Texas Energy Transfer Power, LLC, a Texas limited liability company

Thunder River Venture III, LLC, a Colorado limited liability company

Titan Energy GP, L.L.C., a Delaware limited liability company

Titan Energy Partners, L.P., a Delaware limited partnership

Titan Propane Services, Inc., a Delaware corporation

Transwestern Pipeline Company, LLC, a Delaware limited liability company

Whiskey Bay Gathering Company, LLC, a Delaware limited liability company

Whiskey Bay Gas Company, Ltd., a Texas limited partnership

Heritage Operating L.P., a Delaware limited partnership, which does business under the following names:

•	Backus Oil/Propane

•	Balgas

•	Bi-State Propane

•	Blue Flame Gas

•	Blue Flame Propane

•	Bowman Propane

•	Bright’s Bottle Gas

•	C & D Propane

•	Carolane Propane

•	Cascade Propane

•	Clarendon Gas Co.

•	Cooper LP Gas

•	Corbin Gas

•	County ProFlame

•	Covington Propane

•	Cumberland LP Gas

•	Custer Gas Service

•	Cyclone Cylinder Exchange

•	Denman Propane

•	E-Con Gas

•	Eaves Propane & Oil

•	Efird Gas Company

•	Efrid-Quality Gas

•	Energetics Propane

•	Energy North Propane

•	Fallsburg Gas Service

•	Flamegas Company

•	Foster’s Propane

•	Foust Fuels

•	Franconia Gas

•	Gas Service Company

•	Geldbach Petroleum

•	Gibson Propane

•	Green’s Fuel Gas Company

•	Greer Gas, L.P.

•	Guilford Gas

•	Harris Propane

•	Heritage Propane

•	Heritage Propane Express

•	Holton’s L.P. Gas

•	Horizon Gas

•	Houston County Propane

•	Hydratane of Athens

•	Ikard & Newsom

•	Ingas

•	J & J Propane Gas

•	John E. Foster & Son

•	Johnson Gas

•	Kingston Propane

•	Lake County Gas

•	Lewis Gas Co.

•	Liberty Propane

•	Lyons Gas

•	Manley Gas

•	Margas LP Service

•	Marlen Gas

•	Metro Lawn Products

•	Metro Lift Propane

•	Midway Gas

•	Modern Propane Gas

•	Moore L.P. Gas

•	Mountain ProFlame

•	Mt. Pleasant Propane

•	New Mexico Propane

•	Northern Energy

•	Northwestern Propane

•	Ohio Valley Gas

•	Paradee Gas Company

•	Perkins Propane Gas

•	Pioneer Propane

•	ProFlame

•	Progas

•	Propane Energies

•	Propane Gas Ind.

•	Quality Gas

•	Rocky Mountain Propane

•	Rural Gas and Appliance

•	San Juan Propane

•	Sawyer Gas

•	Seigel Gas

•	ServiGas

•	ServiGas/Ikard & Newsom

•	Shaner Propane

•	Shaw L.P. Gas

•	Southern Gas Company

•	Thomas Gas Company

•	Trenton LP Gas

•	Tri-Cities Gas Company

•	Tri-Gas Propane Company

•	Truckee Tahoe Propane

•	Turner Propane

•	V-1 Propane

•	Vandeveer’s Gas Service

•	Wakulla L.P.G.

•	Waynesville Gas Service

•	Young’s Propane

Titan Propane LLC, a Delaware limited liability company, which does business under the following names:

•	Action Gas

•	Adobe Propane

•	Adobe Zia Propane

•	Apache Gas

•	Ballard Gas Service

•	Blue Flame Propane

•	Braun Streat Propane

•	Briceton LP

•	Campbell Propane

•	Cape Fear Propane

•	C F Lafountaine

•	Central Valley Propane

•	Coast Gas

•	Coleman Butane Gas

•	Corbin Gas Propane

•	Delaware Valley Propane

•	Eagle Valley Propane

•	Economy Propane

•	Empiregas

•	F K Gailey

•	Flame Propane

•	Francis F Bezio

•	G & K Propane

•	Graves Propane

•	Hall’s Semple Propane

•	Heritage Propane

•	Hurley Gas Company

•	Interstate Gas

•	Keene Gas

•	L & K Propane

•	Lake Almanor Propane

•	Lehigh Valley Propane

•	Lone Pine Propane

•	M & J Gas Company

•	Main St. Gas

•	Macclesfield Propane

•	Mar Gas

•	Michiana Gas

•	Mid Georgia Propane

•	Minns LP Gas

•	Mother Lode Propane

•	Mountain Propane

•	Myers/De’s

•	Northern Energy

•	Pedley Propane

•	Propane Inc

•	Quality Propane

•	Saratoga Propane

•	ServiGas

•	Shenandoah Valley Propane

•	Snyder Propane

•	Southeastern Propane

•	Southwest Propane

•	SP Barron LP

•	St. Augustine Gas

•	Synergy Gas

•	Tappan Gas LP

•	Tecumseh LP

•	Thomas Gas Company

•	Titan Propane

•	Town & Country

•	Truckee Tahoe Propane

•	Vineyard Propane

•	Virginia Propane

•	Waynes County Propane

•	Western LP Gas

Regency GP LLC, a Delaware limited liability company

Regency GP LP, a Delaware limited partnership

Regency Energy Partners LP, a Delaware limited partnership, which has the following subsidiaries:

Name of Subsidiary	Jurisdiction of Organization
Regency OLP GP LLC	Delaware
Regency Energy Finance Corp.	Delaware
Regency Gas Services LP	Delaware
Regency Field Services LLC	Delaware
Palafox Joint Venture	Texas
Edwards Lime Gathering LLC	Texas
Regency Liquids Pipeline LLC	Delaware
Regency Gas Marketing LLC	Delaware
Gulf States Transmission LLC	Louisiana
Regency Gas Utility LLC	Delaware
Pueblo Holdings Inc.	Delaware
Pueblo Midstream Gas Corporation	Texas
CDM Resource Management LLC	Delaware
FrontStreet Hugoton LLC	Delaware
WGP-KHC LLC	Delaware
Regency Haynesville Intrastate Gas LLC	Delaware
RIGS Haynesville Partnership Co.	Delaware
RIGS GP LLC	Delaware
Regency Intrastate Gas LP	Delaware
Regency Midcontinent Express LLC	Delaware
Regency Midcontinent Express Pipeline LLC	Delaware
Midcontinent Express Pipeline LLC	Delaware
Zephyr Gas Services LLC	Delaware